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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 21, 2005

                                  METLIFE, INC.
               (Exact name of registrant as specified in charter)


           DELAWARE                         1-15787              13-4075851
(State or other jurisdiction     (Commission file number)       (IRS Employer
      of incorporation)                                      Identification No.)

                              ---------------------

     200 PARK AVENUE, NEW YORK, NEW YORK                         10166-0188
   (Address of principal executive offices)                      (Zip Code)

                                 (212) 578-2211
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

                                       N/A
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On June 15, 2005, MetLife, Inc., a Delaware corporation ("MetLife"), entered into an underwriting agreement (attached as Exhibit 1.1 to MetLife's Current Report on Form 8-K dated June 21, 2005 (the "June 21 Form 8-K")) and a pricing agreement (attached as Exhibit 1.2 to the June 21 Form 8-K) in connection with the offering of its 6.375% Common Equity Units (the "Common Equity Units"). On June 21, 2005, MetLife entered into a Stock Purchase Contract Agreement (attached hereto as Exhibit 4.1 and incorporated herein by reference) with J.P. Morgan Trust Company, National Association, in connection with the offering of the Common Equity Units.

      For additional information concerning the offering of the Common Equity Units, see the June 21 Form 8-K.

Item 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

      The information set forth in Item 1.01 is incorporated herein by reference.

ITEM 8.01   OTHER EVENTS.

      The information set forth in Item 1.01 is incorporated herein by reference.

      On June 21, 2005, LeBoeuf, Lamb, Greene & MacRae, LLP, attorneys for MetLife, issued an opinion and consent (attached hereto as Exhibits 5.1 and 23.1, respectively, and incorporated herein by reference) as to the validity of the Common Equity Units. Also on June 21, 2005, Richards, Layton & Finger, P.A. issued two separate opinions and consents (attached hereto as Exhibits 5.2, 5.3, 23.2 and 23.3, respectively, and incorporated herein by reference) related to the validity of trust preferred securities issued by MetLife Capital Trust II and MetLife Capital Trust III, respectively.

      In connection with the offering of the Common Equity Units, MetLife, MetLife Capital Trust II and MetLife Capital Trust III entered into various agreements, which are attached hereto as exhibits and incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits

      4.1 Stock Purchase Contract Agreement dated June 21, 2005, between MetLife, Inc. and J.P. Morgan Trust Company, National Association, as Stock Purchase Contract Agent.

      4.2   Form of Normal Common Equity Unit Certificate (included in
Exhibit 4.1).

      4.3   Form of Stripped Common Equity Unit Certificate (included in
Exhibit 4.1).

      4.4 Pledge Agreement dated as of June 21, 2005, among MetLife, Inc., JPMorgan Chase Bank, National Association, as Collateral Agent, Custodial Agent and Securities Intermediary and J.P. Morgan Trust Company, National Association, as Stock Purchase Contract Agent.

      4.5 Indenture dated as of June 21, 2005 between MetLife, Inc. and J.P. Morgan Trust Company, National Association relating to Subordinated Debt Securities (the "Subordinated Indenture").

      4.6 First Supplemental Indenture dated as of June 21, 2005 to the Subordinated Indenture, between MetLife, Inc. and J.P. Morgan Trust Company, National Association.

      4.7   Form of Series A Debenture (included in Exhibit 4.6).

      4.8 Second Supplemental Indenture dated as of June 21, 2005 to the Subordinated Indenture between MetLife, Inc. and J.P. Morgan Trust Company, National Association.

      4.9   Form of Series B Debenture (included in Exhibit 4.8).

      4.10 Certificate of Trust of MetLife Capital Trust II, incorporated by reference to Exhibit 4.6 to MetLife, Inc.'s, MetLife Capital Trust II's and MetLife Capital Trust III's Registration Statement on Form S-3 (Nos. 333-61282, 333-61282-01 and 333-61282-02) (the "2001 S-3 Registration Statement").

      4.11 Certificate of Amendment to Certificate of Trust of MetLife Capital Trust II, incorporated by reference to Exhibit 4.5 to MetLife, Inc.'s, MetLife Capital Trust II's and MetLife Capital Trust III's Registration Statement on Form S-3, Registration Nos. 333-112073, 333-112073-02 and 333-112073-01 (the
"2004 S-3 Registration Statement").

      4.12 Certificate of Trust of MetLife Capital Trust III, incorporated by reference to Exhibit 4.7 to the 2001 S-3 Registration Statement.

      4.13 Certificate of Amendment to Certificate of Trust of MetLife Capital Trust III, incorporated by reference to Exhibit 4.6 to the 2004 S-3 Registration Statement.

      4.14 Declaration of Trust of MetLife Capital Trust II, incorporated by reference to Exhibit 4.8 to the 2001 S-3 Registration Statement.

      4.15 Declaration of Trust of MetLife Capital Trust III, incorporated by reference to Exhibit 4.9 to the 2001 S-3 Registration Statement.

      4.16 Amended and Restated Declaration of Trust of MetLife Capital Trust II dated as of June 21, 2005, among the MetLife, J.P. Morgan Trust Company, National Association, as Property Trustee, Chase Bank USA, National Association, as Delaware Trustee, and Anthony J. Williamson, Philip Salmon and Thomas Curran, individuals, as Administrative Trustees.

      4.17 Amended and Restated Declaration of Trust of MetLife Capital Trust III dated as of June 21, 2005, among the MetLife, J.P. Morgan Trust Company, National Association, as Property Trustee, Chase Bank USA, National Association, as Delaware Trustee, and Anthony J. Williamson, Philip Salmon and Thomas Curran, individuals, as Administrative Trustees.

      4.18 Guarantee Agreement dated June 21, 2005 by and between MetLife, Inc., as Guarantor, and J.P. Morgan Trust Company, National Association, as Guarantee Trustee, relating to MetLife Capital Trust II.

      4.19 Guarantee Agreement dated June 21, 2005 by and between MetLife, Inc., as Guarantor, and J.P. Morgan Trust Company, National Association, as Guarantee Trustee, relating to MetLife Capital Trust III.

      5.1   Opinion of LeBoeuf, Lamb, Greene & MacRae LLP.

      5.2 Opinion of Richards, Layton & Finger, P.A., a professional association.

      5.3 Opinion of Richards, Layton & Finger, P.A., a professional association.

      23.1  Consent of LeBoeuf, Lamb, Greene & MacRae LLP (included in
Exhibit 5.1 above).

      23.2 Consent of Richards, Layton & Finger, P.A., a professional association (included in Exhibit 5.2 above).

      23.3 Consent of Richards, Layton & Finger, P.A., a professional association (included in Exhibit 5.3 above).
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MetLife, Inc.

                                          By: /s/ Gwenn L. Carr
                                            ------------------------------------
                                            Name: Gwenn L. Carr
                                            Title: Senior Vice-President and
                                                   Secretary

Date: June 22, 2005

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                                EXHIBIT INDEX

4.1 Stock Purchase Contract Agreement dated June 21, 2005, between MetLife, Inc. and J.P. Morgan Trust Company, National Association, as Stock Purchase Contract Agent.

4.2 Form of Normal Common Equity Unit Certificate (included in Exhibit 4.1).

4.3 Form of Stripped Common Equity Unit Certificate (included in Exhibit 4.1).

4.4 Pledge Agreement dated as of June 21, 2005, among MetLife, Inc., JPMorgan Chase Bank, National Association, as Collateral Agent, Custodial Agent and Securities Intermediary and J.P. Morgan Trust Company, National Association, as Stock Purchase Contract Agent.

4.5 Indenture dated as of June 21, 2005 between MetLife, Inc. and J.P. Morgan Trust Company, National Association relating to Subordinated Debt Securities (the "Subordinated Indenture").

4.6 First Supplemental Indenture dated as of June 21, 2005 to the Subordinated Indenture, between MetLife, Inc. and J.P. Morgan Trust Company, National Association.

4.7 Form of Series A Debenture (included in Exhibit 4.6).

4.8 Second Supplemental Indenture dated as of June 21, 2005 to the Subordinated Indenture between MetLife, Inc. and J.P. Morgan Trust Company, National Association.

4.9 Form of Series B Debenture (included in Exhibit 4.8).

4.10 Certificate of Trust of MetLife Capital Trust II, incorporated by reference to Exhibit 4.6 to MetLife, Inc.'s, MetLife Capital Trust II's and MetLife Capital Trust III's Registration Statement on Form S-3 (Nos. 333-61282, 333-61282-01 and 333-61282-02) (the "2001 S-3 Registration Statement").

4.11 Certificate of Amendment to Certificate of Trust of MetLife Capital Trust II, incorporated by reference to Exhibit 4.5 to MetLife, Inc.'s, MetLife Capital Trust II's and MetLife Capital Trust III's Registration Statement on Form S-3, Registration Nos. 333-112073, 333-112073-02 and 333-112073-01 (the "2004 S-3
Registration Statement").

4.12 Certificate of Trust of MetLife Capital Trust III, incorporated by reference to Exhibit 4.7 to the 2001 S-3 Registration Statement.

4.13 Certificate of Amendment to Certificate of Trust of MetLife Capital Trust III, incorporated by reference to Exhibit 4.6 to the 2004 S-3 Registration Statement.

4.14 Declaration of Trust of MetLife Capital Trust II, incorporated by reference to Exhibit 4.8 to the 2001 S-8 Registration Statement.

4.15 Declaration of Trust of MetLife Capital Trust III, incorporated by reference to Exhibit 4.9 to the 2001 S-9 Registration Statement.

4.16 Amended and Restated Declaration of Trust of MetLife Capital Trust II dated as of June 21, 2005, among the MetLife, J.P. Morgan Trust Company, National Association, as Property Trustee, Chase Bank USA, National Association, as Delaware Trustee, and Anthony J. Williamson, Philip Salmon and Thomas Curran, individuals, as Administrative Trustees.

4.17 Amended and Restated Declaration of Trust of MetLife Capital Trust III dated as of June 21, 2005, among the MetLife, J.P. Morgan Trust Company, National Association, as Property Trustee, Chase Bank USA, National Association, as Delaware Trustee, and Anthony J. Williamson, Philip Salmon and Thomas Curran, individuals, as Administrative Trustees.

4.18 Guarantee Agreement dated June 21, 2005 by and between MetLife, Inc., as Guarantor, and J.P. Morgan Trust Company, National Association, as Guarantee Trustee, relating to MetLife Capital Trust II.

4.19 Guarantee Agreement dated June 21, 2005 by and between MetLife, Inc., as Guarantor, and J.P. Morgan Trust Company, National Association, as Guarantee Trustee, relating to MetLife Capital Trust III.

5.1 Opinion of LeBoeuf, Lamb, Greene & MacRae LLP.

5.2 Opinion of Richards, Layton & Finger, P.A., a professional association.

5.3 Opinion of Richards, Layton & Finger, P.A., a professional association.

23.1 Consent of LeBoeuf, Lamb, Greene & MacRae LLP, (included in Exhibit 5.1 above).

23.2 Consent of Richards, Layton & Finger, P.A., a professional association (included in Exhibit 5.2 above).

23.3 Consent of Richards, Layton & Finger, P.A., a professional association (included in Exhibit 5.3 above).